                                                                          011987

                            BIO-METRIC SYSTEMS, INC.

                        1987 INCENTIVE STOCK OPTION PLAN

                                   SECTION 1.

                                   DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a) The "Company" shall mean BIO-METRIC SYSTEMS, INC., a Minnesota corporation, and any subsidiary of the Company.

     (b) "Common Stock" shall mean voting common stock of the Company.

     (c) The "Plan" means the Bio-Metric Systems, Inc. 1987 Incentive Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreement.

     (d) The "Optionee" is an employee of the Company to whom an option has been granted under the Plan.

     (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" shall mean a Committee of three or more persons who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 means a person who, among other things, is not eligible and has not at any time within one year prior to appointment to the Committee been eligible to participate in the Plan or in any other plan of the Company entitling participants to acquire stock, stock options or stock appreciation rights.

                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to employees upon whose efforts the success of the Company will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422A of the Internal Revenue Code. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of such Plan by the Board of Directors.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date such Plan is adopted by the Board of Directors of the Company.

                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by the Stock Option Committee as defined in Section 1 (f) of this Plan. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine the employees to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. Without limiting the generality of the foregoing, the Board may, in its sole discretion, determine the number of shares subject to an option in proportion to an employee's compensation paid by the Company.

     The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by it pursuant to the power vested hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a ma3ority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

     The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company to whom stock options shall be granted. Directors of the Company who are otherwise engaged as employees of the Company may be designated as participants. The Board, or the Committee if so empowered by the Board, may grant additional options to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board, or the Committee, shall also determine the number of shares to be optioned to each such participant.

                                   SECTION 6.

                                      STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of voting common stock. Two Hundred thousand (200,000) shares of voting common stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior 'to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                             LIMITATIONS ON OPTIONS

     Effective for options granted after December 31, 1986, the aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under this Plan and any other plans of the Company under Section 422A of the Internal Revenue Code, shall not exceed One Hundred Thousand Dollars ($100,000).

                                   SECTION 8.

                                DURATION OF PLAN

     Options may be granted pursuant to the Plan from time to time for a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company.

                                   SECTION 9.

                                     PAYMENT

     Optionees shall pay for shares upon exercise of options granted pursuant to this Plan with cash or certified check.

                                   SECTION 10.

                         TERMS AND CONDITIONS OF OPTIONS

     Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved by the Board, or the Committee if empowered by the Board, from time to time and may vary from Optionee to Optionee; provided, however, that each optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the Option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary, the option price per share of an option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, "fair market value" of the Common Stock per share shall be determined by the Board, or the Committee if so empowered by the Board, in its sole discretion by applying principles of valuation with respect to all such options. The Board shall have full authority and discretion in establishing the option price and shall be fully protected in so doing. If such stock is publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; provided that if such stock is then listed upon an established stock exchange or exchanges, such "fair market value" shall be the highest closing price of such stock on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on any stock exchange on that date, on the next preceding day on which there was a sale of stock.

     (b) TERM AND EXERCISABILITY OF OPTION. The term during which any option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any option be exercisable during a term of more than five (5) years after the date on which it is granted. The stock option agreement shall state when the option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) TRANSFER OF PPTION. No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during his lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

     (d) OTHER PROVISIONS. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable, including, without limitation, a provision granting the Company a repurchase right in the event the optionee either (i) transfers or attempts to transfer stock acquired pursuant to t e exercise of an option to an individual other than a member of optionee's family or another employee of the Company or (ii) terminates employment with the Company. Any such Option Agreement shall also contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422A of the Internal Revenue Code or to conform to any change therein.

     (e) HOLDING PERIOD. The disposition of any shares of Common Stock acquired by an optionee pursuant to the exercise of an option described above shall not be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code unless any shares so acquired are held by the Optionee for at least two (2) years from the date of the granting of the option under which the shares were acquired and at least one year after the acquisition of such shares pursuant to the exercise of such option. In the event of an optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 11.

                                RECAPITALIZATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business. or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of

Directors may in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date (prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation) specified by the Board or for the continuance of the Plan only with respect to the exercise of options which, under the terms of Paragraph (b) of Section 10, were exercisable as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation; provided, however, that in any event optionees holding options exercisable as of the date of the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation shall be given either (i) a reasonable time within which to exercise such exercisable portions of their options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation, or
(ii) the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 12.

                               INVESTMENT PURPOSE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Board may require Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that -n,pt-ioii.ee shall :not dispose of the shares of Common Stock in violation of -the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 12.

                                   SECTION 13.

                             RIGHTS AS A SHAREHOLDER

     An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

                                   SECTION 14.

                              AMENDMENT OF THE PLAN

     The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Sections 9 and 11, shall impair terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee . Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof;
(ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause options to fail to meet the requirements of "Incentive Stock options" as defined in Section 422A of the Internal Revenue Code.

                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any subsidiary any obligation to retain the Optionee in its employ for any period.

                                                                          011987
                                                                          012087
                            BIO-METRIC SYSTEMS, INC.

                      1987 INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT, made this _____ day of _____, 19 , by and between BIO-METRIC SYSTEMS, INC., a Minnesota corporation (the "Company"), and ________________, the ("Optionee");

                               W I T N E S S E T H

     WHEREAS, the Optionee on the date hereof is an employee of the Company; and

     WHEREAS, to induce the Optionee to continue in his employ and to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee an option to purchase shares of its voting Common Stock;

     WHEREAS, the Company's Board of Directors has adopted an incentive stock option plan known as the "Bio-Metric Systems, Inc. 1987 Incentive Stock Option Plan" (hereinafter referred to as the "Plan"); and

     WHEREAS, on or before on the date hereof, the Company's Board of Directors authorized the grant of this option to the optionee;

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase __________ shares of voting common stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 11 of the Plan.

     2. OPTION PRICE. During the term of this option, the purchase price for the shares of Option Stock granted herein is $_______ per share (not less than the fair market value as of date of grant), subject only to adjustment of such price as provided in Section 11 of the Plan.

     3. TERM OF OPTION. The term during which this option may be exercised expires five (5) years after the date of this Agreement unless terminated earlier under the provisions of Paragraphs 10, 11, or 12 below. This option shall be exercisable during the term of this Agreement only with respect to the following percentages of the Option Stock: (i) during the first year of the term, 20% of the Option Stock; (ii) during the second year of the term, 40% of the Option Stock; (iii) during the third year of the term, 60% of the Option Stock; (iv) during the fourth year of the term, 80% of the Option Stock; and (v) during the fifth year of the term, 100% of the Option Stock. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained. If this option terminates for any reason, including those set forth in Paragraphs 10, 11 and 12, all unexercised options (including those not yet exercisable) shall lapse.

     4. PERSONAL EXERCISE BY OPTIONEE. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     5. MANNER OF EXERCISE OF OPTION. This option is to be exercised by the Optionee (or by the Optionee's successor or successors) by giving written notice to the Company of an election to exercise such option. Such notice shall specify the number of shares to be purchased hereunder and shall be delivered to the Company at its principal place of business. An option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paraqraph 9 below, the Company shall, within a reasonable time, and upon payment of the full purchase price for the shares to be purchased, deliver to the Optionee certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash or certified check. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

     6. RIGHTS AS A SHAREHOLDER. The optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for the Option Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 of the Plan.

     7. STOCK OPTION PLAN. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     8. WITHHOLDING TAXES ON DISQUALIFYING DISPOSITION BY OPTIONEE. In the event of a disqualifying disposition of Option Stock by Optionee, optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company shall withhold from whatever payments are due Optionee appropriate state and federal income taxes as required by law. In the event the Company is unable to withhold such taxes, for whatever reason, optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.

     9. INVESTMENT PURPOSE. The Company may require as a condition to the grant and exercise of this option that any stock acquired pursuant to this option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to this option, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to this option for investment purposes only and not with the intention of making any distribution of such shares.

     10. TERMINATION OF EMPLOYMENT. If the Optionee ceases to be an employee of the Company for any reason (including termination of employment as a result of the reorganization, sale or liquidation by the Company) other than because of death or disability (as described below) this option shall terminate (notwithstanding Paragraph 3 of this Agreement) on the earlier of (i) three months after the date of such termination of employment and (ii) this option's originally stated expiration date.

     11. TERMINATION OF EMPLOYMENT DUE TO DISABILITY. If the Optionee ceases to be an employee of the Company because such Optionee is disabled (as that term is defined in Section 105(d)(4) of the Internal Revenue Code), this option shall terminate (notwithstanding Paragraph 3 of this Agreement) on the earlier of (i) twelve months after the date of such termination of employment due to disability and (ii) this option's originally stated expiration date.

     12. DEATH OF OPTIONEE. If the optionee dies (i) while an employee of the Company, or (ii) within a period of three months after the termination of his employment with the Company as provided in Paragraph 10, or (iii) within six months after the termination of employment with the Company as provided in Paragraph 11, this option shall terminate (notwithstanding Paragraph 3 of this Agreement) on the earlier of (i) twelve months after the date of death and (ii) this option's originally stated expiration date. In such period following the Optionee's death, this option shall be exercisable only by the optionee's legal representative or by the person or persons to whom the optionee's rights under this option shall pass by the Optionee's will or by the laws of descent and distribution.

     13. RIGHT OF REPURCHASE OF OPTION STOCK BY COMPANY. In the event the Optionee exercises this option and purchases Option Stock, the Company shall have the right to repurchase all, but not part, of such Option Stock if the Optionee (i) transfers or attempts to transfer any such Option Stock to any person or entity, other than to a member of the optionee's family or another employee of the Company, or (ii) terminates employment with the Company for any reason other than death or disability as hereinabove defined, If the Optionee transfers Option Stock to a family member or another employee of the Company, the repurchase rights of the Company herein provided shall continue to apply to all such transferred stock as if the Optionee continued to hold such stock. The Company s a exercise its repurchase rights by giving written notice to the record holder of the Option Stock within six (6) months after (i) with respect to an unpermitted transfer of the Option Stock, the date when the Company is given written notice to transfer record ownership of the affected Option Stock, or (ii) with respect to termination of employment, the date of termination of employment. The Company shall pay to the record holder of the Option Stock so repurchased the Purchase Price, hereinafter defined, in cash, within 30 days after exercise of its repurchase right.

     The Purchase Price for the Option Stock shall be determined as follows:

           (a) If the Plan is in effect on the date of exercise of the Company's repurchase right, (or, if on such date there is any similar stock option plan of the Company which, under federal income tax law, requires a determination of fair market value of stock similar to the Option Stock to receive favorable tax treatment), the Purchase Price shall be the value last determined by the Board for the issuance of an option pursuant to the Plan (provided, however, that if such option were granted to an Optionee holding stock possessing more than 10% of the Company's voting power, as defined in the Plan, the Purchase Price shall be 91% of such amount) if such determination was made within two years of the exercise of the repurchase right.

           (b) If the Purchase Price is not determinable in accordance with the preceding subparagraph, it shall be as determined by mutual agreement of the Company and the Optionee or, in the event that a mutually agreeable value is not determined within 30 days after the Company exercises its repurchase option, then either the Company or the Optionee may require that the Purchase Price be determined by appraisal. The appraisal shall be conducted by a single appraiser if the optionee and the Company are able to agree upon a single appraiser within 10 days after a demand for appraisal is made. Otherwise, the Company and the optionee shall each designate an appraiser, and the appraisers so designated shall appoint a third appraiser or if they are not able to agree upon a third person, the third appraiser shall be chosen by the chief judge of the District Court of Hennepin County, Minnesota). Upon the appointment of an appraiser or appraisers, the Purchase Price shall be the fair market value of the Option Stock as determined by the single appraiser, or by a majority of the three appraisers, which appraisers shall be required to issue a written report within 45 days after their appointment (either of the single appraiser or of the third of three appraisers). The Purchase Price as so determined shall be binding upon the Company and the optionee.

     14. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 above. It is intended that this option will qualify as an Incentive Stock option under the provisions of
Section 422A of the Internal Revenue Code; provided, however, that Optionee hereby agrees to personally bear whatever income tax and other burden which may arise if this option does not so qualify and hereby releases the Company from and against any claim Optionee might otherwise have in the event this option is not so qualified.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                   BIO-METRIC SYSTEMS, INC.

                                   By
                                     ----------------------------
                                        Its
                                           ----------------------



                                   ------------------------------
                                                       Optionee


Optionee acknowledges receipt of a copy of the Plan concurrently with his execution of this Agreement.